                                                               September 6, 2001
                          Supplement to the Prospectus

Beginning November 15, 2001, the Fund will charge you a redemption fee of 1.00% of the value of any shares you sell or exchange within six months of the time you purchased those shares. Please note that this will only apply to investments you make in the Fund on or after November 15, 2001. Any investments you make in the Fund prior to November 15, 2001 will not be subject to a redemption fee. The Fund has adopted this redemption fee in an effort to further the interests of longer-term shareholders, who are adversely affected by those who sell Fund shares soon after they are purchased.

The Fund will not charge you this fee on shares that you acquire by reinvesting your dividends or distributions. When you sell any shares, you will sell first those shares you hold longer than six months, and shares you acquire by reinvesting your dividends or distributions.

As a result, effective November 15, 2001 the information below supplements and changes the following sections of the Fund's prospectus:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

         Shareholder Fees (fees paid directly from your investment):
         Maximum Sales Load Imposed on
           Purchases (as a percentage of offering price) ....................      NONE
         Maximum Sales Load Imposed on Reinvested
           Dividends (as a percentage of offering price) .....................     NONE
         Deferred Sales Load (as a percentage of original
         purchase price or redemption proceeds, as applicable)...............      NONE
         Redemption Fee (as a percentage of redemption proceeds;
           also imposed on Exchanges): ......................................      1.00% during
                                                                                   the first six months;
                                                                                   0% thereafter


         Annual Fund Operating Expenses* (expenses that are deducted from
           Fund assets)
         Management Fee ......................................................... 0.85%
                  Other Expenses
                           Service Fee*.................................   0.05%
                           Other Expenses...............................   0.22%
                                                                           ----
                  Total Other Expenses......................................      0.27%
                                                                                  ----
                  Total Annual Fund Operating Expenses**...................       1.12%
-------------

        *While the Fund has adopted a shareholder services plan, to date the Fund has not paid any service fees. The Fund's actual 2000 operating expenses, therefore, were 1.07% of average net assets for the year before expense reductions from directed brokerage arrangement (see the following footnote). Shareholders will receive a notice from the Fund before the Fund begins to pay service fees.

       **The investment adviser has directed certain portfolio transactions to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $52,402 under these arrangements. Although the Fund did not pay these expenses directly, this amount has been added to the Fund's "Other Expenses" in accordance with disclosure regulations. Had these costs not been reflected in the table, the Fund's "Total Operating Expenses" would have been 1.12% (1.07% without the service fees). The Management of the Fund believes these arrangements benefit the Fund and the Fund's shareholders and intends to continue such arrangements in the future.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also shows the expenses assuming no redemption. In addition, the Example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 year   3 years   5 years   10 years
                                                          ------   -------   -------   --------
                                                   ......  $114     $356       $617     $1,363

           *                            *                           *

HOW TO PURCHASE AND SELL FUND SHARES

EXCHANGE PRIVILEGE

The Fund may charge you a fee if you exchange shares that you have held for less than six months. See the section of the Prospectus entitled "How to Sell Fund Shares - Other Redemption Information - Payment of Redemption Proceeds."

HOW TO SELL FUND SHARES

Other Redemption Information

Payment of Redemption Proceeds. With respect to Fund shares purchased on or after November 15, 2001, the Fund will charge you a fee of 1% of your redemption amount if you sell your shares within six months of the time you purchased them. Since the Fund is






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designed to be a long-term investment, this fee is intended to compensate the
Fund for the costs that short-term investors impose. The Fund also will charge you this fee if you redeem your shares through an exchange. The Fund will not charge you this fee on shares that you acquire by reinvesting your dividends or distributions. When you sell any shares, you will sell first those shares you hold longer than six months, and shares you acquire by reinvesting your dividends or distributions.